SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Earliest Event Reported: January 4, 2001


                THE MURDOCK GROUP CAREER SATISFACTION CORPORATION
             (Exact name of registrant as specified in its charter)


       Utah                          0-29705                   87-0574421
(State of Incorporation)       (Commission File No.)         (I.R.S. Employer
                                                             Identification No.)


                      5295 South Commerce Drive, Suite 475
                           Salt Lake City, Utah 84107
                  --------------------------------------------
                    (Address of Principal Executive Offices)


                                 (801) 268-3232
                (Issuer's Telephone Number, Including Area Code)


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Item 5.  Other Events

     On September 12, 2000, the Company announced restructuring plans. A current report on Form 8-K was filed at that time to disclose the details of the plan. The Company filed its report on Form 10-QSB for the quarter ended September 30, 2000 on or about November 20, 2000, which included as a subsequent event discussion regarding the progress of the restructuring. Since October 31, 2000, the Company has issued the attached press releases to update disclosure regarding the progress of the Company in reducing its liabilities and debt load under the restructuring plan. Those press releases are filed herewith and by this reference made a part of this Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     Press Release dated November 6, 2000.

99.2     Press Release dated November 28, 2000.

99.3     Press Release dated December 6, 2000.

99.4     Press Release dated December 11, 2000.

99.5     Press Release dated December 18, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                THE MURDOCK GROUP CAREER SATISFACTION CORPORATION



                                        By: /S/ KC Holmes
                                           -------------------------------------
                                            KC Holmes, Chief Executive Officer






Dated: January 4, 2001